                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 1996

                           AFG RECEIVABLES CORPORATION
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                            (State of Incorporation)

         33-82064                                        36-3792182
(Commission File Number)                      (IRS Employer Identification No.)

                       Oakmont Circle 1, 601 Oakmont Lane
                          Westmont, Illinois 60559-5549
               (Address of Principal Executive Officer) (Zip Code)

                                 (630) 953-6170
              (Registrant's telephone number, including Area Code)

ITEM - 5:

         The Registrant entered into a certain Pooling and Servicing Agreement dated as of November 1, 1995 (the "Agreement") among the Registrant, AutoFinance Group, Inc., as Servicer, and Chemical Bank as Trustee. Pursuant to the Agreement, a new series of certificates (the "1995-A Certificates") representing interests in the AFG Receivables Trust, 1995-A, was created. The 1995-A Certificates consist of three classes: the 6.15% Asset Backed Certificates, Class A; the 6.45% Asset Backed Certificates, Class B; and the Asset Backed Certificates, Class C. Reference is made to the Registration Statement, as amended, of Registrant on Form S-3, Registration No. 33-82064, under the Securities Act of 1933, as amended (the "Securities Act") and to the Prospectus Supplement thereto dated November 12, 1995, filed in connection therewith pursuant to Rule 424(b) of the Securities and Exchange Commission under the Securities Act, which describes further the Certificates and the offering thereof.

         On August 15, 1996, a distribution was made to the holders of the 1995-A Certificates. Specific information with respect to the distribution, as prepared by AutoFinance Group, Inc. as servicer, is filed as Exhibit 20 to this Current Report on Form 8-K and is incorporated herein by reference.

                                  EXHIBIT INDEX

                                                                  Sequentially
    Exhibit No.               Description                        Numbered Page
    -----------               -----------                        -------------

         20          Settlement Statement of the Trust for             4
                     the period ended July 31, 1996
                     and the related distributions made on
                     August 15, 1996

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 26, 1996                     AFG RECEIVABLES CORPORATION



                                            By /s/ Thomas R. Blend
                                               ____________________________
                                               Vice President and
                                               Chief Accounting Officer

                                                                                                                         EXHIBIT 20
CS FIRST BOSTON                                                                                                            Page 1
                                                             AUTOFINANCE GROUP, INC.

                                           MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1995-A

                                                       July 1, 1996 through July 31, 1996

A. ORIGINAL DEAL PARAMETER INPUTS
(A) Original Total Portfolio                                                                              $100,011,784.74
(B) Class A Certificate Ownership Interest of the Trust                                                             90.00%
(C) Original Class A Certificate Balance                                                                   $90,010,606.27
(D) Class A Certificate Rate                                                                                         6.15%
(E) Class B Certificate Ownership Interest of the Trust                                                              6.00%
(F) Original Class B Certificate Balance                                                                    $6,000,707.08
(G) Class B Certificate Rate                                                                                         6.45%
(H) Original Class C Certificate Balance                                                                    $4,000,471.39
(I) Class C Certificate Rate                                                                                         0.00%
(J) Servicing Fee Rate                                                                                               3.50%
(K) Original Weighted Average Coupon (WAC)                                                                          20.12%
(L) Original Weighted Average Remaining Term (WAM)                                                                  49.76 months
(M) Number of Contracts                                                                                             8,571
(N) Spread Account ("SA")
    (i)   Specified SA Balance Percent                                                                               4.00%
    (ii)  Specified SA Balance                                                                              $4,000,471.39
    (iii) Floor Amount                                                                                       2,000,235.69

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS                                                           Total Trust
                                                                                                        ------------------
(A) Total Portfolio Outstanding                                                                            $71,857,458.93
(B) Total Portfolio Pool Factor                                                                                 0.7184899
(C) Class A Certificate Balance                                                                            $64,671,713.04
(D) Class A Principal Factor                                                                                    0.7184899
(E) Class B Certificate Balance                                                                             $4,311,447.54
(F) Class B Principal Factor                                                                                    0.7184899
(G) Class C Certificate Balance                                                                             $2,874,298.35
(H) Spread Account Balance                                                                                   3,939,616.77
(I) Payahead Account Balance                                                                                   304,121.97
(J) Cumulative Accrued Servicing Fee Balance                                                                 1,608,293.22
(K) Cumulative Net Losses for All Prior Periods                                                              4,475,050.00
(L) Weighted Average Coupon of Remaining Portfolio (WAC)                                                            20.05%
(M) Weighted Average Remaining Term of Remaining Portfolio (WAM)                                                    42.29 months
(N) Number of Contracts                                                                                             6,802

C. INPUTS FROM THE MAINFRAME

(A) Precomputed Contracts
    (i)   Principal Payments Received                                                                       $2,362,617.34
    (ii)  Interest Payments Received                                                                         1,214,720.36
    (iii) Repurchased Loan Principal                                                                                 0.00
    (iv)  Repurchased Loan Interest                                                                                  0.00
(B) Partial Prepayments - Amount Added to Payahead Account                                                           0.00
(C) Amount Applied From Payahead Account                                                                       112,026.50
(D) Weighted Average Coupon of Remaining Portfolio (WAC)                                                            20.05%
(E) Weighted Average Remaining Maturity of Remaining Portfolio (WAM)                                                41.32 months
(F) Remaining Number of Contracts                                                                                   6,584
(G) Delinquent Contracts
                                                                         Contracts                            Amount
                                                                      ---------------  --------------------------------------------
    (i)   30-59 Days Delinquent                                                   97             1.47%      $1,013,769.40     1.48%
    (ii)  60-89 Days Delinquent                                                    0             0.00%               0.00     0.00%
    (iii) 90 Days or More Delinquent                                               0             0.00%               0.00     0.00%

D. INPUTS DERIVED FROM OTHER SOURCES

(A) N/A
(B) N/A
(C) N/A
(D) Aggregate Net Losses for Collection Period                                                                $363,286.32
(E) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables                                                   $862,680.51
    (ii)  Net Liquidation Proceeds Received During the Collection Period                                       408,153.51
    (iii) Recoveries on Previously Liquidated Contracts                                                         91,240.68
(F) Number of Vehicles Repossessed During the Collection Period                                                       132
(G) Amount of Receivables Purchased Through Prefunding Account                                                      $0.00

I hereby certify that this Servicing Report has been prepared in accordance with the Pooling and Servicing Agreement dated November 1, 1995, and is correct, to the best of my knowledge.


/s/ Thomas R. Blend                             Controller                               08/09/96
- --------------------------------------------------------                              ---------------
Signature                                       Title                                  Date

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

                                                                                                                EXHIBIT 20
CS FIRST BOSTON                                                                                                 Page 2
                                               AUTOFINANCE GROUP, INC.

                             MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1995-A

                                         July 1, 1996 through July 31, 1996
I. COLLECTIONS
(A) Principal Payments Received (C(A)i)                                                       $2,362,617.34
(B) Interest Payments Received (C(A)ii)                                                        1,214,720.36
(C) Aggregate Net Liquidation Proceeds Received (D(E)ii+iii)                                     499,394.19
(D) Principal on Repurchased Contracts (C(A)iii)                                                       0.00
(E) Interest on Repurchased Contracts (C(A)iv)                                                         0.00
                                                                                          ------------------
(F) Total Collections (A+B+C+D+E)                                                             $4,076,731.89

                                                                                          ------------------
(H) Total Available Amount (F+G)                                                              $4,076,731.89

II. DISTRIBUTIONS

(A) Principal Payments Received (C(A)i)                                                       $2,362,617.34
(B) Principal on Repurchased Contracts (C(A)iii)                                                       0.00
(C) Gross Principal Balance of Liquidated Receivables (D(E)i)                                    862,680.51
                                                                                          ------------------
(D) Total Principal Reduction (A+B+C)                                                         $3,225,297.85

(E) Class A Distributable Amount
    (i)   Class A Monthly Interest Payment (A(D)*B(C))                                          $331,442.53
    (ii)  Monthly Principal to Class A (II(D)*A(B))                                            2,902,768.07
                                                                                          ------------------
    (iii) Total Distributable Amount (i+ii)                                                   $3,234,210.60

(F) Class B Distributable Amount
    (i)   Class B Monthly Interest Payment (A(G)*B(E))                                           $23,174.03
    (ii)  Monthly Principal to Class B (II(D)*A(E))                                              193,517.88
                                                                                          ------------------
    (iii)  Total Distributable Amount (i+ii+iii)                                                $216,691.91

(G) Class C Distributable Amount
    (i)   Class C Monthly Interest Payment (A(I)*B(G))                                                $0.00
    (ii)  Monthly Principal to Class C (II(D)-(E)ii-(F)ii)                                       129,011.90
    (iii) Excess Collections (I(H)-(II(E)iii+(F)iii+(H)+I(v)))                                   287,233.22
                                                                                          ------------------
    (iv)  Total Distributable Amount (i+ii+iii)                                                 $416,245.12

(H) Servicing Fee Distributable Amount (A(J)*B(A)                                               $209,584.26

(I) Required Distributions
    (i)   Servicing Fee                                                                         $209,584.26
    (ii)  Class A Amount (II(E)iii)                                                            3,234,210.60
    (iii) Class B Amount (II(F)iii)                                                              216,691.91
    (iv)  Deposit to Spread Account (If Positive (IV(G)-(A)))                                    416,245.12
    (v)   Amount Applied to Accrued Servicing Fee                                                      0.00
    (vi)  Class C Amount (VI(A))                                                                       0.00
    (vii) Excess Collections (VI(B))                                                                   0.00
                                                                                          ------------------
    (viii)   Total Amount Distributed (i+ii+iii+iv+v+vi))                                     $4,076,731.89

(J) Amount of Draw from SA (IV(B)+IV(C))                                                              $0.00


III. PAYAHEAD ACCOUNT INFORMATION

(A) Beginning Period Balance (B(J))                                                             $304,121.97
(B) Amounts Applied to Payahead Account (C(B))                                                         0.00
(C) Amounts Withdrawn from Payahead Account (C(C))                                               112,026.50
(D) Ending Period Balance                                                                       $192,095.47

IV. POOL BALANCES AND PORTFOLIO INFORMATION
                                                                   Begin. of Period         End of Period
(A) Balances and Principal Factors                                 -----------------      ------------------
    (i)    Total Pool Balance                                        $71,857,458.93          $68,632,161.08
    (ii)   Total Pool Factor                                              0.7184899               0.6862407
    (iii)  Receivables Balance                                        71,857,458.93           68,632,161.08

    (v)    Class A Certificate Balance                               $64,671,713.04          $61,768,944.97
    (vi)   Class A Principal Factor                                       0.7184899               0.6862407
    (vii)  Class B Certificate Balance                                $4,311,447.54           $4,117,929.66
    (viii) Class B Principal Factor                                       0.7184899               0.6862407
    (ix)   Class C Certificate Balance                                $2,874,298.35           $2,745,286.45

(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                       20.05%                  20.05%
    (ii)  Weighted Average Remaining Maturity (WAM)                           42.29 months            41.32 months
    (iii) Remaining Number of Contracts                                       6,802                   6,584



                                                                                                     EXHIBIT 20
CS FIRST BOSTON                                                                                      Page 3
                                                        AUTOFINANCE GROUP, INC.

                                      MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1995-A

                                                  July 1, 1996 through July 31, 1996

V. RECONCILIATION OF SPREAD ACCOUNT ("SA")
(A) Beginning SA Balance (B(H))                                                                $3,939,616.77

(B) Draw for Class A Distributable Amount and Servicing Fee                                             0.00
        (If Positive ((II(E)iii+(H)i)-I(H)))
(C) Draw for Class B Distributable Amount                                                               0.00
        (If Positive ((II(E)iii+(H)i+II(F)iii)-I(H)-IV(B)))
(D) Amount Available for Deposit to the SA                                                        416,245.12
        (If Positive (I(H)-II(E)iii-(G)i-II(F)iii))
(E) SA Balance Prior to Release (IV(A-B-C+D))                                                  $4,355,861.89
                                                                                          -------------------
(F) Spread Account Required Amount (Was Trigger or Floor Hit?)                                 $5,147,412.08

(G) Ending Spread Account Balance (Min(E,F))                                                   $4,355,861.89

VI. BREAKDOWN OF RELEASE TO CLASS C CERTIFICATEHOLDER

(A) Class C Amount                                                                                     $0.00

(B) Excess Collections Distribution to Class C Certificateholder                                       $0.00

VII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY


(A) Aggregate Net Losses for Collection Period (VII(B)i-ii-iii)                                  $363,286.32
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables (D(E)i)                              $862,680.51
    (ii)  Net Liquidation Proceeds Received During the Collection Period (D(E)ii)                 408,153.51
    (iii) Recoveries on Previously Liquidated Contracts (D(E)iii)                                  91,240.68
(C) Cumulative Net Losses for all Periods (VII(A)+B(K))                                         4,838,336.32

(D) Delinquent and Repossessed Contracts
                                                                        Contracts               Amount
                                                                        --------------------------------------------------
    (i)   30-59 Days Delinquent (C(G)i)                                       97     1.47%     $1,013,769.40         1.48%
    (ii)  60-89 Days Delinquent (C(G)ii)                                       0     0.00%              0.00         0.00%
    (iii) 90 Days or More Delinquent (C(G)iii)                                 0     0.00%              0.00         0.00%

    (iv)  Vehicles Repossessed During the Collection Period  (D(E))          132     1.94%      1,354,640.92         1.97%

VIII. TESTS FOR INCREASE IN SPREAD ACCOUNT BALANCE


(A) Ratio of Net Losses to the Pool Balance as of Each Collection Period.
    (i)   Second Preceeding Collection Period                                                           6.04%
    (ii)  Preceeding Collection Period                                                                  4.80%
    (iii) Current Collection Period                                                                     6.07%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                           5.64%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More to the Outstanding
       Pool Balance as of Each Collection Period.
    (i)   Second Preceeding Collection Period                                                           1.08%
    (ii)  Preceeding Collection Period                                                                  1.57%
    (iii) Current Collection Period                                                                     1.97%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                           1.54%

(C) Loss and Delinquency Trigger Indicator                                                Trigger Was Not Hit


(D) Unpaid Servicing Fee                                                                               $0.00

(E) Ending Cumulative Accrued Servicing Fee Balance                                            $1,608,293.22



                                                                                                          EXHIBIT 20
                                                                                                          PAGE 4

                                           AFG Receivables Trust, 1995-A
                                          6.15% Asset Backed Certificates
                                      Statement to Class A Certificateholders
                              (Pursuant to Section 14.10 of the Pooling and Servicing
                                         Agreement dated as of November 1, 1995)

Distribution Date:         August 15, 1996

Collection Period:         July 1, 1996 through July 31, 1996

Period (Month)                    9

Distribution Allocable to Principal (per $1,000 of beginning principal balance)                           $          44.88

Distribution Allocable to Interest (per $1,000 of beginning principal balance)                            $           5.13

Pool Balance as of the close of business on the last day of the preceding
  collection period                                                                                       $  68,632,161.08

Total Available Amount                                                                                    $   4,076,731.89

Servicing Fees paid to the Servicer (per $1,000 of beginning principal balance)                           $           3.24

Class A Certificateholder's Class A Percentage of the Servicing Fee paid (per $1,000
  of beginning principal balance)                                                                         $           2.92

Unpaid Servicing Fee                                                                                      $           0.00

Ending Cumulative Accrued Servicing Fee Balance                                                           $   1,608,293.22

Class A Certificateholder's Class A Percentage of the Unpaid Servicing Fee (per
  $1,000 of beginning principal balance)                                                                  $           0.00

Class A Principal Carryover Shortfall                                                                     $           0.00

Change in Class A Principal Carryover Shortfall from the preceding Distribution Date                      $           0.00

Class A Interest Carryover Shortfall                                                                      $           0.00

Change in Class A Interest Carryover Shortfall from the preceding Distribution Date                       $           0.00

Class A Certificate Factor as of the Distribution Date                                                           0.6862407

Class A Certificate Balance as of the Distribution Date                                                   $  61,768,944.97

Class B Certificate Factor as of the Distribution Date                                                           0.6862407

Class B Certificate Balance as of the Distribution Date                                                   $   4,117,929.66

Class C Certificate Balance as of the Distribution Date                                                   $   2,745,286.45

The amount otherwise distributable to the Class B Certificateholders or the Class C
  Certificateholders that is distributed to Class A Certificateholders or the Class B
  Certificateholders on the Distribution Date                                                             $           0.00

Balance of the Spread Account on the Distribution Date                                                    $   4,355,861.89

Change in the balance of the Spread Account from the preceding Distribution
  Date                                                                                                    $     416,245.12

Balance of the Payahead Account                                                                           $     192,095.47

Change in the balance of the Payahead Account from the preceding Distribution
  Date                                                                                                    $    (112,026.50)

The Number of accounts past due 31-60, 61-90 and over 90 days or in repossession                                       229

The Aggregate Principal Outstanding of accounts past due 31-60, 61-90 and over 90 days or
  in repossession                                                                                         $   2,368,410.32


                                                                                                       EXHIBIT 20
                                                                                                       PAGE 5

                                              AFG 1995-A Grantor Trust
                                          6.45% Asset Backed Certificates
                                      Statement to Class B Certificateholders
                              (Pursuant to Section 14.10 of the Pooling and Servicing
                                         Agreement dated as of November 1, 1995)

Distribution Date:         August 15, 1996

Collection Period:         July 1, 1996 through July 31, 1996

Distribution Allocable to Principal (per $1,000 of beginning principal balance)                  $          44.88

Distribution Allocable to Interest (per $1,000 of beginning principal balance)                   $           5.37

Pool Balance as of the close of business on the last day of the preceding
  collection period                                                                              $  68,632,161.08

Total Available Amount                                                                           $   4,076,731.89

Servicing Fees paid to the Servicer (per $1,000 of beginning principal balance)                  $          48.61

Class B Certificateholder's Class B Percentage of the Servicing Fee paid (per $1,000
  of beginning principal balance)                                                                $           2.92

Unpaid Servicing Fee                                                                             $           0.00

Ending Cumulative Accrued Servicing Fee Balance                                                  $   1,608,293.22

Class B Certificateholder's Class B Percentage of the Unpaid Servicing Fee (per
  $1,000 of beginning principal balance)                                                         $           0.00

Class B Principal Carryover Shortfall                                                            $           0.00

Change in Class B Principal Carryover Shortfall from the preceding Distribution Date             $           0.00

Class B Interest Carryover Shortfall                                                             $           0.00

Change in Class B Interest Carryover Shortfall from the preceding Distribution Date              $           0.00

Class A Certificate Factor as of the Distribution Date                                                  0.6862407

Class A Certificate Balance as of the Distribution Date                                          $  61,768,944.97

Class B Certificate Factor as of the Distribution Date                                                  0.6862407

Class B Certificate Balance as of the Distribution Date                                          $   4,117,929.66

Class C Certificate Balance as of the Distribution Date                                          $   2,745,286.45

The amount otherwise distributable to the Class B Certificateholders or the Class C
  Certificateholders that is distributed to Class A Certificateholders or the Class B
  Certificateholders on the Distribution Date                                                    $           0.00

Balance of the Spread Account on the Distribution Date                                           $   4,355,861.89

Change in the balance of the Spread Account from the preceding Distribution
  Date                                                                                           $     416,245.12

Balance of the Payahead Account                                                                  $     192,095.47

Change in the balance of the Payahead Account from the preceding Distribution
  Date                                                                                           $    (112,026.50)

The Number of accounts past due 31-60, 61-90 and over 90 days or in repossession                              229

The Aggregate Principal Outstanding of accounts past due 31-60, 61-90 and over 90 days or
  in repossession                                                                                $   2,368,410.32

